CST Merger with Couche-Tard August 2016

Safe Harbor Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward- looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Important Additional Information In connection with the proposed transaction, CST intends to file a proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement will be sent or given to CST stockholders and will contain important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain a copy of the proxy statement as well as other documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov. In addition, the proxy statement, the SEC filings that will be incorporated by reference in the proxy statement and the other documents filed with the SEC by CST may be obtained free of charge from CST’s Investor Relations page on its corporate website at http://www.cstbrands.com. Certain Information Concerning Participants CST and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CST stockholders in connection with the proposed transaction. Information about the directors and executive officers of CST is set forth in CST’s Annual Report on Form 10-K for the year ended December 31, 2015 and the proxy statement on Schedule 14A for CST’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. 2

Overview of Parties • Alimentation Couche-Tard Inc. (“Couche- Tard”) • Based in Laval, Quebec, Canada • Largest independent convenience store operator in North America in terms of company-operated stores – 7,888 convenience stores, including 6,490 with road transportation fuel dispensing – 80,000 people employed throughout network • Leader in convenience store and road transportation fuel retail in Europe, with presence in Scandinavian countries, Baltic states and Ireland – 2,659 sites, majority of which offer road transportation fuel and convenience products – 25,000 people employed throughout network • Additional 1,500 stores operated by independent operators in other countries and territories • Market Cap of approximately CAD $35 billion – TSX: ATD.A ATD.B 3 • CST Brands, Inc. (“CST”) • Based in San Antonio, Texas • One of the largest independent retailers of motor fuels and convenience merchandise in North America – Over 2,000 locations throughout the Southwestern United States, Georgia, Florida, New York and Eastern Canada – Employing over 14,000 team members • Owns the general partner of CrossAmerica Partners LP • Market Cap of USD $3.6 billion – NYSE: CST • CrossAmerica Partners LP (“CrossAmerica”) • Based in Allentown, Pennsylvania • Leading wholesale distributor of motor fuels and lessor of real estate used in distribution of motor fuels – With a geographic footprint covering 29 states, distributes fuel to more than 1,180 locations and owns or leases more than 800 sites • Master Limited Partnership whose general partners is owned by CST Brands, Inc. • Market Cap of USD $841 million – NYSE: CAPL Note: Market Cap is as of August 19, 2016

Transaction Overview



Alimentation Couche-Tard Inc. TSX: ATD.A ATD.B
100% Ownership Interest
Circle K Stores Inc.
19% Limited Partner Interest
100% IDR Interest
100% Ownership Interest
Former CST Canadian Operations*
Former CST US Operations
CrossAmerica General Partner
100% General Partner Interest
17.5% Interest in CST Fuel Supply
Public Unitholders
Joseph Topper & Affiliates
56% Limited Partner Interest
25% Limited Partner Interest
CrossAmerica Partners LP NYSE: CAPL
100% Ownership Interest
Operating Subsidiaries

- Couche-Tard subsidiary, Circle K Stores Inc, to acquire CST in early 2017
  - Includes assets related to CrossAmerica
- Organizational Relationship Upon Closing
  - Circle K controls the general partner of CrossAmerica through its 100% ownership of the general partner interest
  - Circle K owns 19% of CrossAmerica limited partner, or common units
  - Circle K owns 100% of CrossAmerica Incentive Distribution Rights (IDRs)
  - CrossAmerica owns 17.5% interest in CST Fuel Supply

Note: This organizational chart represents the structure being acquired upon closing and is subject to change.

* - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger.

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Strategic Benefit to CAPL • Provides continuity with a sponsor whose management culture is aligned with CrossAmerica – Disciplined operator with best practices in acquisitions and integration – Strong and consistent financial performance throughout all economic cycles – Heightened focus on growing Free Cash Flow, with particular expertise in cost management – Well capitalized with solid balance sheet – Well positioned to lead further consolidation in fragmented industry • Scale and global reach provides additional operational benefits – Further strengthens relationship with many of our key suppliers – Many turnkey branding and franchise programs that can complement our dealer offerings • Supports dealer health, which impacts fuel volume growth and additional rental income potential • Wholesale operations with complementary geographic reach 5

CROSSAMERICA PARTNERS LP

Combined Wholesale

Creates Leading Wholesale Distributorship in US

	CODO	DODO
Couche-Tard / Circle K / ingo	152	544
CROSSAMERICA PARTNERS LP	684	385

West Coast Region

	CODO	DODO
Couche-Tard	98	224
CrossAmerica	0	0

Heartland Region

	CODO	DODO
Couche-Tard	27	38
CrossAmerica	27	38

Midwest Region

	CODO	DODO
Couche-Tard	5	60
CrossAmerica	35	10

Great Lakes Region

	CODO	DODO
Couche-Tard	0	0
CrossAmerica	424	170

South Atlantic Region

	CODO	DODO
Couche-Tard	2	15
CrossAmerica	82	138

Arizona Region

	CODO	DODO
Couche-Tard	0	0
CrossAmerica	0	1

Southeast Region

	CODO	DODO
Couche-Tard	3	15
CrossAmerica	50	5



Southwest Region

	CODO	DODO
Couche-Tard	2	94
CrossAmerica	22	16

Gulf Region

	CODO	DODO
Couche-Tard	1	51
CrossAmerica	44	7

Florida Region

	CODO	DODO
Couche-Tard	14	47
CrossAmerica	0	0

CODO: Company Owned Dealer Operated – Sites for which the real estate is controlled by Company (through ownership or lease agreements) and for which the stores (and/or the service stations) are operated by an independent operator in exchange for rent and to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Includes Commission Agent locations at CrossAmerica.

DODO: Dealer Owned Dealer Operated – Sites controlled and operated by independent operators to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement.

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